UNITED STATES

SEUCIRITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDED SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[✓] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Sect. 240.14a-12

EMPYREAN COMMUNICATIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

  Title of each class of securities to which transaction applies: Common

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

  Proposed Maximum Aggregate Value of Transaction: N/A

  Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.

  Filing Party:

  Date Filed

PLEASE NOTE:    THIS SCHEDULE 14A IS BEING AMENDED SOLELY TO CHANGE THE MEETING DATE AND UPDATE THE DATE ON WHICH DOCUMENTS ARE MAILED TO SHAREHOLDERS OF RECORD.

  EMPYREAN COMMUNICATIONS, INC.

  2537 South Gessner, Suite 114

  Houston, TX 77063

  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  TO BE HELD ON DECEMBER 20, 2004

  Dear Shareholders:

  This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Empyrean Communications, Inc. (the "Company") for use at the Company's special meeting of Shareholders, to be held at 9:00 a.m., December 20, 2004 at Parsons Law Firm, 2070 Skyline Tower 10900 NE 4th. Street, Bellevue, WA 98004, and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

  A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company, 2537 South Gessner, Suite 114, Houston, TX 77063, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

  The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Special Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

  This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about December 9, 2004.

  A special meeting of shareholders of Empyrean Communications, Inc., a Nevada corporation (the "Company"), will be held on December 20, 2004, at 9:00 a.m. local time, at Parsons Law Firm, 2070 Skyline Tower, 10900, NE 4th. Street, Bellevue, WA 98004 for the following purposes:

  1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 1 billion and to increase the number of authorized shares of preferred stock to 200 million. The terms of any preferred shares issued, including the voting rights of the shares in amounts greater than common shares, will be set from time to time by the Board of Directors.

  2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to Empyrean Holdings, Inc.

  3. To consider and vote upon a proposal to allow the Board of Directors the authority to elect to be treated as a Business Development Company as allowed by the Investment Company Act of 1940.

  4. To elect all members of the Board of Directors.

  5. To approve Malone & Bailey as the Company's independent auditors for the coming year;

  6. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

  Only shareholders of record at the close of business on December 1, 2004 will be entitled to receive this Information Statement and notice of the Special meeting or any adjournment or postponement thereof.

  By Order of the Board of Directors,

  /s/ Robert L. Lee

  Robert L. Lee, President

  Signed at: Houston, TX

  Date: November 24, 2004

  EMPYREAN COMMUNICATIONS, INC.

  2537 SOUTH GESSNER, SUITE 114

  HOUSTON, TX 77063

  INFORMATION STATEMENT

  FOR THE SPECIAL MEETING OF SHAREHOLDERS

  TO BE HELD ON DECEMBER 20, 2004

  INTRODUCTION

  This Information Statement is being furnished to the shareholders of Empyrean Communications, Inc., a Nevada corporation (the "Company"), to inform them of the special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on December 20, 2004 at Parsons Law Firm, 2070 Skyline Tower, 10900 NE 4th Street, Bellevue, WA 98004, at 9:00 a.m. local time. Only shareholders of record at the close of business on December 1, 2004 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about December 9, 2004.

  At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

  1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000, and the number of authorized shares of preferred stock from 10,000,000 to 200,000,000, with the terms of each class of preferred stock set by the Board of Directors. The Articles of Incorporation will be amended to allow the Board of Directors to set the terms of any preferred shares, including allowing the Board of Directors to grant voting rights of preferred shares greater than common shares.

  2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to "Empyrean Holdings, Inc."

  3. To consider and approve a proposal to allow the Board of Directors to elect to be treated as a Business Development Company under the Investment Company Act of 1940.

  4. To elect all members of the Board of Directors.

  5. To approve Malone & Bailey as the Company's independent auditors for the coming year.

  The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

  The Company's principal executive offices are located at 2537 South Gessner, Suite 114, Houston, TX 77063.

  INFORMATION REGARDING THE PROPOSALS

  GENERAL

  The proposal to amend the Company's Articles of Incorporation is described below.

  AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

  Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 1,000,000,000, and increase the authorized shares of preferred stock to 200,000,000. The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock or preferred stock.

  The Articles of Incorporation will be amended to read as follows:

  Fourth Article is changed to read as follows:

  Preferred Stock

  The power, preferences, rights, qualification, limitations and restrictions pertaining to the preferred stock or any series thereof, shall be such as may be fixed, from time to time, by the Board of Directors in its sole discretion, authority to do so being hereby expressly vested in such Board. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the preferred stock shall be entitled to cast thereon the number of votes in person or by proxy for each share of the preferred stock standing in his/her name as will be determined by the Board of Directors. Each class of preferred shares may have different voting rights, as determined by the Board of Directors.

  Effect: The issuance by the Company of any additional shares of Common and Preferred Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. Under the proposal, the Board of Directors will be authorized to set terms of each class of preferred shares, including awarding voting rights greater than provided holders of common stock. Any award of preferred stock may have the effect of increasing the number of shares of common stock required to be voted to undertake certain shareholder actions. Since the Board of Directors may issue classes of preferred shares with voting rights greater than those of common shareholders, the effect may be to dilute, possibly substantially, the effective voting rights of the holders of common stock.

  No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

  A vote FOR is a vote in favor of increasing the authorized shares of common stock of the Company from 50,000,000 to 1,000,000,000, and in favor of increasing the authorized shares of preferred stock of the Company from 10,000,000 to 200,000,000, and amended the Articles of Incorporation to provide discretion to the Board of Directors with respect to the terms of the preferred stock.

  AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE NAME

  The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the name to "Empyrean Holdings, Inc."

  No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the name change. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

  A vote FOR is a vote in favor filing an Amendment to the Articles of Incorporation, changing the Company's name to Empyrean Holdings, Inc.

  APPROVAL OF ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY

  Purpose: The Board of Directors has unanimously approved a resolution seeking shareholder approval to allow the Board of Directors to elect to be treated as a Business Development Corporation under the Investment Company Act of 1940.

  Effect: Upon notification to the Securities and Exchange Act that the Company has elected to be treated as a business development company under the Investment Company Act of 1940, the Company will be subject to the rules and filing requirements thereunder.  The Board may or may not elect to make such a filing.  If such an election is filed, the Company will be subject to certain provisions of the Investment Company Act of 1940.

  No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the election to be treated as a business development company. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

  A vote FOR is a vote in favor of allowing the Board of Directors to make an election under the Investment Company Act of 1940 to be treated as a business development Company.

  ELECTION OF THE BOARD OF DIRECTORS

  As of the Record Date, the Board of Directors consists of one individual: Robert L. Lee. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Robert L. Lee	President, Director	March, 2001

  Background Information:

  Mr. Robert L. Lee, age 62, President, Director.

  Mr. Robert L. Lee has over 35 years diversified business and financial consulting experience in 15 countries, the majority of which have major financial markets. Since 1991, Mr. Lee has been a registered consultant with the World Bank, its regional development banks in South America, the Middle East and Africa. His experience also extends to the International Finance Corporation (IFC), the private sector organization of the World Bank, OPIC and the African Growth Fund. Mr. Lee has been featured in Marquis Who's Who publications since 1995.

  A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

  Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

  No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

  NOMINATION OF MALONE & BAILEY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

  The Company's audit committee has selected Malone & Bailey to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending December 31, 2004. The Audit Committee has determined that the Company's auditors for the year ending December 31, 2004, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Malone & Bailey to attend the Shareholder Meeting.

  Audit Fees: The Company was billed $5,990.00 for the audit of its annual financial statements for the year ended December 31, 2003, as well as the review of the financial statements for the quarters ended March 31, 2004 and June 30, 2004.

  Financial Information Systems Design and Implementation Fees: The Company has paid $8,992.00 for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

  All other fees: Fees paid for services not previously described totaled: $13,729.00

  No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

  A vote FOR is a vote in favor of Malone & Bailey as Company's auditors until the next Annual Meeting.

  OTHER BUSINESS

  At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

  INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

  No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

  DESCRIPTION OF CAPITAL STOCK

  The authorized capital stock of the Company consists of the following:

  COMMON STOCK

  As of the Record Date, there were 50,000,000 shares of common stock authorized with a stated value of $.001 per share, of which 36,765,951 shares were issued and outstanding, with 13,234,049 shares authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

  Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Nevada Revise Statutes and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of December 1, 2004, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 2537 South Gessner, Suite 114, Houston, TX 77063.

Name of Beneficial Owner	Nature of Affiliation	Shares of Common Stock Beneficially Owned (3)	Percentage of Shares of Common Stock Beneficially owned
Robert L. Lee	President, Director	2,860,413	9%

  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  No officer or director of Empyrean is receiving any remuneration in the form of salaries and/or allowances at this time. However, shares were issued for consulting services during the year. 4,500,000 shares were issued to Mr. Anthony Fanale and 4,500,000 shares to Mr. Robert L. Lee at prices ranging from of 2 to 4 cents per share. 1,500,000 shares were also to Mr. James B. Parsons for legal services

  There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

  No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan that presently exists.

  BOARD OF DIRECTORS - COMMITTEES

  2004 Committee Meetings

  During the fiscal year ended December 31, 2003, the Board of Directors met approximately 6 (six) times. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

  Audit Committee

  The Board of Directors does not have a standing Audit Committee.

  The Company's common stock trades on the OTC Bulletin Board under the symbol EPYR. Thus, Empyrean is not subject to NASDAQ audit committee requirements.

  The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

  AVAILABLE INFORMATION

  The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 2537 South Gessner, Suite 114, Houston, TX 77063. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

  REQUEST TO VOTE, SIGN AND RETURN PROXIES

  Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via facsimile to the Company's transfer agent, Pacific Stock Transfer, fax number (702) 433-1979.

  Voting Procedures

  Quorum and Voting

  In accordance with the Articles of Incorporation of the Company, the presence in person or by proxy of at least one-third (1/3) of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

  The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

  Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

  DATED: November 24, 2004

  By the Order of the Board of Directors

  /s/ Robert L. Lee

  Chairman of the Board

  PROXY

  FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

  EMPYREAN COMMUNICATIONS, INC.

  TO BE HELD DECEMBER 20, 2004

  By completing and returning this proxy to Empyrean Communications, Inc. (the "Company"), you will be designating Robert Lee, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via facsimile to the Company's transfer agent, Pacific Stock Transfer, fax number (702) 433-1979.

  Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

  The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

  This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

  As of December 1, 2004, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "for" the Amendment to the Articles of Incorporation and the authorization of Preferred Stock. Unless indicated below, by completing and completing this proxy, the stockholder grants to Mr. Lee the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

  _____ Withhold direction to vote on any other matter presented at the meeting.

  PROPOSAL 1 - AUTHORIZATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK. Shall the Board of Directors be authorized to amend the Articles of Incorporation to increase the authorized number of shares of common stock to 1,000,000, and to increase the authorized number of shares of preferred stock to 200,000,000, with the Board of Directors authorized to set terms of each class of preferred shares, including awarding voting rights greater than provided holders of common stock?

  YES        NO         ABSTAIN

  _____     _____     _____

  PROPOSAL 2 - AUTHORIZATION TO CHANGE THE NAME OF THE COMPANY. Shall the Board of Directors be authorized to amend the Articles of Incorporation to change the name of the corporation to "Empyrean Holdings, Inc."?

  YES        NO         ABSTAIN

  _____     _____     _____

  PROPOSAL 3 - ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY. Shall the Board of Directors be authorized to elect to be treated as a business development company under the Investment Company Act of 1940?

  YES        NO         ABSTAIN

  _____     _____     _____

  PROPOSAL 4 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Special Meeting of shareholders:

  YES        NO         ABSTAIN

  _____     _____     _____

  PROPOSAL 5 - APPOINTMENT OF MALONE & BAILEY AS AUDITORS. Shall Malone & Bailey be appointed as independent auditors for the Company:

  YES        NO         ABSTAIN

  _____     _____     _____

  ___________________________________                       ____________________________________

  Shareholder Signature                                                           Shareholder Signature

  Printed Name:______________________                           Printed Name:________________________

  Number of Shares: _________________